UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: U.S. Equity Fund
(Institutional Class and Class L)
Annual Report
April 30, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective June 25, 2018, the inception date of the Fund, Great-West Funds, Inc. and Great-West Capital Management, LLC retained Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Putnam Investment Management, LLC (“Putnam”) as sub-advisers to the Fund.
For the twelve-month period ended April 30, 2020, the Fund (Institutional Class shares) returned -4.34% relative to a -1.04% return for the Russell 3000 Index, the Fund’s benchmark index.
ILIM Commentary
The period was a volatile one for U.S. equities with gains in the last quarter of 2019 being offset by the COVID-19 related correction in the first quarter of 2020.
U.S. equities experienced two 5%+ drawdowns in the middle of 2019, both related to escalating trade war tensions between the U.S. and China. The first correction followed the surprise break down of trade negotiations in May while the second occurred as retaliatory tariffs between the two were announced in August as both sides struggled to reach a compromise in the trade dispute. In response to the increasing threat to growth from the trade war, the Federal Reserve (the “Fed”) cut interest rates three times between July and October by 75 basis points in total which helped limit losses in the equity market.
Having effectively moved sideways between May and October, equities rallied in the fourth quarter. In early October with the costs of the trade war becoming increasingly apparent on both sides, the U.S. and China agreed to address the trade issue in a three phased process. This ultimately resulted in a phase 1 trade deal being agreed before year end. With further escalation of trade tensions seeming less likely, a significant headwind to growth was removed and enabled equities to rise on the back of an improving growth outlook. Signs of a bottoming in manufacturing activity levels and a rise in business sentiment readings also contributed to the gains in equities. Additional support came from the liquidity provided by the Fed from mid-October as it bought $60 billion of U.S. Treasury bills per month in an effort to prevent the reoccurrence of dislocations in short term money markets which had been evident in September.
Following a positive start to 2020 on further evidence of an improving economy, equities fell from all-time highs in mid-February as the spread of COVID-19 contributed to the sudden onset of recession due to restrictions put in place to contain the virus. After falling 33.8% in less than five weeks, equities rebounded from late March on the back of unprecedented levels of fiscal and monetary stimulus to support the economy resulting in a marginally positive return for the market over the year to the end of April.
JPMorgan Commentary
Throughout the back half of 2019 and the early part of 2020 the JPMorgan team had been paring back positions in companies that had experienced a prolonged period of significant outperformance. Our view was that the market was reaching a level of complacency by mid-January and our level of cash moved towards the high end of our historical range as a result. Performance was strong heading into the market peak in February and held in relatively well amid the heightened volatility that followed due to this more moderate risk profile. Stock selection was the primary driver of relative performance for the twelve-month period ended April 30, 2020, with almost every sector posting a positive contribution. The consumer discretionary and financial services sectors contributed the most while utilities was the only, albeit modest, detractor due to our underweight exposure.

At the individual stock level, overweight positions in Tesla and Dexcom were the top contributors for the period. Shares of Tesla began to trade higher after reporting positive 2019 third quarter earnings that displayed the company’s potential for long-term profitability and free-cash-flow generation. As a result we added to our position as our prior fundamental concerns were alleviated. Outperformance continued throughout the period due to a faster than expected timeline for Model Y production and efficient execution out of their gigafactory in Shanghai. Investors embraced the company’s sustainability of demand at increasing production levels and profitable price points. We continue to have conviction in the company driven by the ongoing secular shift to electric vehicles, positive free cash flow generation and improved operational efficiencies as well as the company’s significant competitive advantage in autonomous software. Dexcom began to outperform after reporting strong 2019 fourth quarter results with revenue well ahead of consensus and increased guidance. Revenue growth was broad based across both U.S. and international markets with management highlighting strong end market demand and increased patient access as primary drivers. Further, the company also reported strong 2020 first quarter results which reiterated the strengthening position the company has in the market for continuous glucose monitoring devices. Both Tesla and Dexcom continue to be top holdings in the portion of the Fund sub-advised by JPMorgan.
Underweight positions in Apple and Amazon were the top detractors to performance. Shares of Apple benefitted from better than expected results as well as positive investor sentiment around the company’s opportunity in newly launched services, wearables and the new iPhone upgrade cycle as the company is likely to launch a 5G enabled phone in 2020. While we reduced our underweight over the year, the stock remains one of the largest relative underweight positions given its large benchmark weight as we have more conviction elsewhere in the portion of the Fund sub-advised by JPMorgan. Our underweight position in Amazon also detracted from performance after the company posted strong quarterly results and guidance, as well as increased e-commerce demand during the COVID-19 pandemic.
The team used the market volatility in February and April of 2020 to continue to pare back exposure to lower conviction companies as well as those that have outperformed for an extended period while initiating new positions at attractive entry points. We continue to build up exposure to companies that we view as emerging in market leadership and whose stocks are just beginning to reflect their positive fundamentals. Biotechnology and semiconductors are two areas in particular where we have been increasing our exposure. Consumer discretionary continues to be a top overweight given the team’s conviction in a diverse set of companies that are executing well on company-specific drivers, followed by financial services. Consumer staples and producer durables are the largest underweight exposures.
Loomis Sayles Commentary
Domestic equity returns were fairly robust during the second half of 2019 across nearly all investment styles despite a modest deceleration in economic growth and flat corporate earnings versus the prior year. Improved sentiment on trade issues, renewed monetary stimulus, and potential bottoming in leading economic indicators helped fuel the market gains. Towards the end of the calendar year market leadership rotated from defensive companies and sectors, to cyclical stocks likely due to a convergence of improving global economic data points, preliminary indications of a “mini” trade deal with China, and the Fed injecting liquidity into the economy. With the continuation of strength in the U.S. economy in early 2020, many segments of the stock market reached new all-time highs in mid-February. Stocks then tumbled as COVID-19 evolved into a global health crisis and the economic consequences were assumed to be sudden and severe. This economic impact, plus the uncertainty of what lies ahead, resulted in the worst quarter (1Q20) since the Russell 2000 Small Cap Index was created in 1984 with a -30.6% return. Stocks then rebounded from late March through the end of April, but finished the fiscal year far below where they started. Over the year period, small cap value stocks severely underperformed small cap growth stocks, reflecting higher economic sensitivity and greater exposure to underperforming sectors such as energy, financials, industrials and materials. Larger stocks performed best, both across markets and within benchmark indices.
The portion of the Fund sub-advised by Loomis Sayles outperformed the Russell 2000® Value Index during the fiscal year due to positive sector allocation effects as stock selection was a modest negative. Sector allocation, it should be noted, is a result of individual stock decisions rather than macro level expectations. The Loomis Sayles sub-advised portion of the Fund benefitted from an underweight position in both the energy and financials sectors which were two of the worst performing areas of the market, as well as an overweight to the information technology and consumer staples sectors. Solid stock selection in the communication services and financials sectors was more than offset by the negative contributions from selection in the energy, consumer staples and information technology sectors. Lastly, a higher quality bias in addition to being positioned above the benchmark in terms of market capitalization both had a positive performance impact during this volatile market environment.
The Loomis Sayles sub-advised portion of the Fund’s top contributors to performance from individual securities were all health care related stocks: Quidel Corp, Catelent Inc, and Emergent BioSolutions. Quidel is a manufacturer of medical diagnostic tests designed for use at the point of care, such as a physician’s office, clinic, hospital or clinical lab. The shares responded positively after the company received an emergency use authorization from the U.S. Food and Drug Administration to provide COVID-19 tests to clinical labs. Catalent is the largest contract manufacturer of final dosage form drug compounds in the world and has established a leading position in biologics contract manufacturing over the last five years. The company’s expanding presence in biologics has led to very positive earnings growth. Emergent BioSolutions is a biopharmaceutical company that develops vaccines and antibody therapeutics for infectious diseases and benefitted from an announcement from Johnson & Johnson selecting Emergent to support the manufacture of its lead COVID-19 vaccine candidate. The largest detractors from performance were Ryman Hospitality Properties, Viad Corp and Apergy Corp. Ryman Hospitality is a real estate investment trust that specializes in upscale group-oriented hotels used for meetings and conferences, and also owns the Ryman Auditorium in Nashville. The outbreak of COVID-19 has created an immediate disruption to the business and investors are concerned the depth of the crisis may have a potential lasting effect. The stock was sold from the portion of the Fund sub-advised by Loomis Sayles. Viad operations include Global Event Services, which implements corporate gatherings, conferences, trade shows and exhibitions. This division experienced a sudden downturn in corporate events which will have a significant near term and possibly longer term impact. Apergy manufactures and provides a variety of oil field equipment and services. The business was severely impacted by the simultaneous supply and demand shocks the energy industry endured in early 2020. At the same time, the company is in the midst of a large, strategic acquisition.
Over the course of the period, we made a number of adjustments within the strategy to add new stocks and increase existing positions with attractive investment potential. We also eliminated or reduced certain positions where valuation exceeded our target levels or fundamental trends no longer supported our investment thesis. New positions included: NRG Energy, a leading retail energy marketer and independent power producer; Emergent BioSolutions, a biopharmaceutical company and IAA (spun-off from KAR Auction Services), a leading global multi-channel marketplace for vehicle sales. Positions eliminated included: Mellanox Technologies, a producer of high-quality interconnect products for servers and data storage; Reinsurance Group of America, provider of life and health reinsurance services and IBERIABANK Corp, a commercial bank operating mainly in the state of Louisiana.

While we do not make major adjustments to the portion of the Fund sub-advised by Loomis Sayles based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we do adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the period ended April 30, 2020 were modest and reflected both our repositioning as well as market impacts. As a result of individual stock selection, our weights in the financials and information technology sectors were reduced and our weights to the health care and industrials sectors increased.
As always, our investment strategy has remained focused on small cap companies where the stock price and valuation do not reflect our assessment of the underlying value of the corporate enterprise. The Loomis Sayles sub-advised portion of the Fund consists largely of misunderstood franchises, overlooked stocks, or companies in the midst of a “special situation” that has created an investment opportunity. We seek trustworthy and capable management teams with interests aligned with shareholders, and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Fundamental to our process is the identification of distinct, company specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.
Putnam Commentary
The last few months of this annual period were among the most challenging that we have encountered in our careers as equity managers. In the first three months of 2020, U.S. large-cap value stocks declined significantly, giving back slightly more than their entire gain for the 2019 calendar year. In April, U.S. equities made a historic turnaround by recording double-digit gains. Much of the market movement was driven by news about the COVID-19 pandemic and the economy.
For the trailing one-year period ended April 30, 2020, the Putnam sub-advised portion of the Fund outperformed its benchmark. This can be attributed to both the strong performance of the strategy throughout 2019 and our positioning as we entered into 2020. A key component of our investment process has always been rigorous risk control. Another key strategy — which was very important for weathering this period — is portfolio construction. The portion of the Fund sub-advised by Putnam had a balanced portfolio that was focused on the fundamentals of individual businesses rather than on macroeconomic or sector trends. This helped prepare the strategy for conditions in which unprecedented measures became daily news. To use an analogy, we want to have the house ready before the tornado arrives because trying to fix it during the tornado is very difficult.
Stock selection, by far, was the largest contributor to outperformance during the period. Sector allocation also had a positive impact - largely due to our modest overweight within information technology (+3.5%). Selections within information technology, healthcare, industrials, communication services and consumer staples proved most favorable. Positions within financials and energy detracted most from relative results.
Top contributors to performance included our overweight to Microsoft (information technology), Eli Lilly (healthcare), Amgen (healthcare), Regeneron Pharmaceuticals (health care) and Kroger (consumer staples), as well as out-of-benchmark positions in Apple (information technology), AstraZeneca

(healthcare), American Tower (real estate) and Northrop Grumman (industrials). Our overweights to Assured Guaranty (financials), Citigroup (financials), DXC Technology (information technology), AIG (financials), as well as our out-of-benchmark exposure to BP (energy) and Radian (financials) were among the top detractors.
The Putnam sub-advised portion of the Fund is a broadly diversified, large-cap equity strategy that seeks to provide capital growth and current income by investing primarily in undervalued stocks of dividend-paying companies. Our bottom-up approach to value investing has not changed. Leveraging both fundamental and quantitative tools allows us to differentiate between cheap and undervalued. To do this, we assess the equity universe daily by combining a six-factor quantitative model with classic fundamental research. Defining value in this way keeps us on top of the changing market and brings us to places beyond traditional value sectors.
As we do in any market environment, we remain focused on the longer term, conducting rigorous research at the individual company level. We continued to analyze each company’s ability to manage the crisis and to determine how long it can survive with its business closed. As the weeks have progressed, we have talked to managements and asked about contingency plans. Many companies are dusting off their playbooks from 2008. On a regular basis, we conduct stress scenarios. For example, how would the Putnam sub-advised portion of the Fund perform if oil prices fell 20 percent? How would it hold up if growth outperformed value by 10 percent or if interest rates rose or fell? We aim to ensure that the portion of the Fund sub-advised by Putnam will not underperform or outperform in a meaningful way in any of these situations. Also, we continue to maintain the balanced structure — a mix of cyclical and defensive holdings — that we had coming into the first quarter.
Many uncertainties remain, making it difficult to determine how much damage the pandemic will inflict on the economy. Projections around data such as gross domestic product and unemployment have varied dramatically. This uncertainty will likely continue to drive volatility in all asset classes, and in equities in particular.
This crisis will eventually enter recovery and normalization phases, and we want to prepare the Putnam sub-advised portion of the Fund for that as well. We’ve been conducting intensive research to try to understand the solvency risk in the companies we hold, but also to identify those that we believe offer solid prospects in the aftermath of the pandemic.
An exogenous shock by its nature is difficult to foresee, and we don’t yet know how this one will play out. We continue to focus on the investment process we’ve had in place for 20 years, which relies on deep fundamental analysis and active management. We believe this will continue to position the Putnam sub-advised portion of the Fund for long-term success through a range of market environments. As of April 30, 2020, the largest overweight relative to the benchmark is information technology, followed by health care and industrials. The financial sector remains the largest absolute exposure in the strategy but is also most underweight at this time, followed by communication services and utilities.
The views and opinions in this report were current as of April 30, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2020 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	-4.34%	0.18%
Class L	-4.85%	-3.21%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was June 25, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Sector as of April 30, 2020 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	20.73%
Financial	16.75
Technology	14.58
Consumer, Cyclical	11.67
Communications	10.97
Industrial	10.71
Exchange Traded Funds	3.97
Basic Materials	3.26
Energy	3.05
Utilities	2.99
Short Term Investments	1.32
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/19)	(04/30/20)	(11/01/19 – 04/30/20)
Institutional Class
Actual	$1,000.00	$ 935.90	$ 5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,044.50	$ 5.62
Class L
Actual	$1,000.00	$ 932.60	$11.11
Hypothetical (5% return before expenses)	$1,000.00	$1,038.50	$11.72
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class and 1.15% for the Class L shares, multiplied by the average account value over the period, multiplied by 182/366 days to reflect the one-half year period. The Fund’s annualized expense ratio includes expenses borne directly by the class plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests (0.00%).
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.22%
263	Air Products & Chemicals Inc	$ 59,328
257	Albemarle Corp	15,788
226	Ashland Global Holdings Inc	13,942
464	Cabot Corp	15,725
728	Dow Inc	26,710
155	DuPont de Nemours Inc	7,288
2,102	Freeport-McMoRan Inc	18,561
148	Ingevity Corp(a)	7,684
58	Sherwin-Williams Co	31,109
1,054	Valvoline Inc	18,118
394	WR Grace & Co	18,609
		232,862
Communications — 7.46%
127	Alibaba Group Holding Ltd Sponsored ADR(a)	25,739
91	Alphabet Inc Class C(a)	122,728
49	Amazon.com Inc(a)	121,226
37	Arista Networks Inc(a)	8,114
1,025	AT&T Inc	31,232
19	Booking Holdings Inc(a)	28,131
79	Charter Communications Inc Class A(a)	39,123
645	Cisco Systems Inc	27,335
829	Comcast Corp Class A	31,195
271	Facebook Inc Class A(a)	55,476
549	GCI Liberty Inc Class A(a)	33,396
1,313	Gray Television Inc(a)	15,244
351	John Wiley & Sons Inc Class A	13,180
970	Liberty Latin America Ltd Class C(a)	10,030
94	LogMeIn Inc	8,033
241	Lyft Inc Class A(a)(b)	7,912
143	Madison Square Garden Entertainment Corp(a)	11,826
297	Match Group Inc(a)(b)	22,857
56	MercadoLibre Inc(a)	32,677
87	Netflix Inc(a)	36,527
22	Shopify Inc Class A(a)	13,910
752	Snap Inc Class A(a)	13,243
64	Trade Desk Inc Class A(a)	18,725
48	Twitter Inc(a)	1,377
607	United States Cellular Corp(a)	19,321
260	Verizon Communications Inc	14,937
1,178	Viavi Solutions Inc(a)	14,230
53	Wayfair Inc Class A(a)(b)	6,574
		784,298
Consumer, Cyclical — 7.94%
239	Aptiv PLC	16,622
648	Aramark	17,697
1,040	BJ's Wholesale Club Holdings Inc(a)(b)	27,362
410	Brunswick Corp	19,565
654	Cannae Holdings Inc(a)	20,634
60	Chipotle Mexican Grill Inc(a)	52,713
Shares		Fair Value
Consumer, Cyclical — (continued)
223	Churchill Downs Inc	$ 22,349
634	Cooper Tire & Rubber Co	13,434
397	Core-Mark Holding Co Inc	11,410
34	Costco Wholesale Corp	10,302
71	Cracker Barrel Old Country Store Inc	6,915
1,205	Dana Inc	13,858
159	Fox Factory Holding Corp(a)	8,111
601	General Motors Co	13,396
273	Hilton Worldwide Holdings Inc	20,669
291	Home Depot Inc	63,971
564	IAA Inc(a)	21,770
472	KAR Auction Services Inc	7,071
1,130	Kimball International Inc Class B	13,865
235	Las Vegas Sands Corp	11,285
129	LCI Industries	11,187
715	Liberty Media Corp-Liberty Braves(a)	14,364
119	Lululemon Athletica Inc(a)	26,594
240	Marriott Vacations Worldwide Corp	19,920
686	Methode Electronics Inc	20,594
473	Miller Industries Inc	14,370
506	PulteGroup Inc	14,305
899	Qurate Retail Inc Series A(a)	7,241
108	Ross Stores Inc	9,867
598	Skyline Champion Corp(a)	11,787
747	Southwest Airlines Co	23,344
361	Starbucks Corp	27,700
226	Target Corp	24,801
158	Tesla Inc(a)	123,537
610	Urban Outfitters Inc(a)	10,577
239	Walgreens Boots Alliance Inc	10,346
582	Walmart Inc	70,742
		834,275
Consumer, Non-Cyclical — 13.95%
208	Aaron's Inc	6,637
51	Abbott Laboratories	4,697
411	AbbVie Inc	33,784
32	ABIOMED Inc(a)	6,120
49	Alnylam Pharmaceuticals Inc(a)	6,453
348	Amgen Inc	83,249
212	AMN Healthcare Services Inc(a)	9,960
293	ASGN Inc(a)	13,610
736	AstraZeneca PLC Sponsored ADR	38,478
473	Avanos Medical Inc(a)	14,687
313	Baxter International Inc	27,788
231	BioMarin Pharmaceutical Inc(a)	21,257
430	Catalent Inc(a)	29,734
225	Cigna Corp	44,050
811	Clarivate Analytics PLC(a)	18,637
28	CoStar Group Inc(a)	18,151
112	Danaher Corp	18,307
967	Darling Ingredients Inc(a)	19,911
196	DexCom Inc(a)	65,699
265	Eli Lilly & Co	40,980

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
343	Emergent BioSolutions Inc(a)	$ 25,365
64	Estee Lauder Cos Inc Class A	11,290
196	Euronet Worldwide Inc(a)	17,985
339	Exact Sciences Corp(a)	26,774
131	Helen of Troy Ltd(a)	21,521
238	Herc Holdings Inc(a)	6,719
41	Illumina Inc(a)	13,080
208	Insperity Inc	9,924
59	Intuitive Surgical Inc(a)	30,142
99	J&J Snack Foods Corp	12,576
374	Johnson & Johnson	56,115
226	Keurig Dr Pepper Inc	5,980
369	Korn Ferry	10,638
126	MarketAxess Holdings Inc	57,331
43	McKesson Corp	6,074
486	Merck & Co Inc	38,559
227	Moderna Inc(a)	10,440
341	Molson Coors Beverage Co Class B	13,984
532	Monster Beverage Corp(a)	32,883
1,409	Nomad Foods Ltd(a)	29,039
444	PayPal Holdings Inc(a)	54,612
231	PepsiCo Inc	30,559
559	Pfizer Inc	21,443
206	Post Holdings Inc(a)	18,921
1,914	Primo Water Corp	19,638
328	Procter & Gamble Co	38,661
207	Quidel Corp(a)	28,773
136	Regeneron Pharmaceuticals Inc(a)	71,520
113	S&P Global Inc	33,095
105	Sarepta Therapeutics Inc(a)	12,377
173	Seattle Genetics Inc(a)	23,741
93	Square Inc Class A(a)	6,058
649	Supernus Pharmaceuticals Inc(a)	15,187
91	Thermo Fisher Scientific Inc	30,456
225	United Rentals Inc(a)	28,912
219	United Therapeutics Corp(a)	23,994
694	Varex Imaging Corp(a)	18,134
530	Viad Corp	12,704
144	WEX Inc(a)	19,054
		1,466,447
Energy — 2.08%
928	Apergy Corp(a)	8,547
4,092	BP PLC	16,122
633	ConocoPhillips	26,649
444	Delek US Holdings Inc	10,367
495	DMC Global Inc	12,776
959	Enterprise Products Partners LP	16,840
146	EOG Resources Inc	6,936
563	Exxon Mobil Corp	26,163
415	Halliburton Co	4,358
907	Marathon Oil Corp	5,551
634	NextEra Energy Partners LP	31,884
95	Occidental Petroleum Corp	1,577
275	ONEOK Inc	8,231
Shares		Fair Value
Energy — (continued)
267	Ovintiv Inc	$ 1,690
411	Total SA	14,587
409	Valero Energy Corp	25,910
		218,188
Financial — 11.39%
283	American Campus Communities Inc REIT	9,987
591	American International Group Inc	15,029
188	American Tower Corp REIT	44,744
675	Americold Realty Trust REIT	20,648
550	Ameris Bancorp	13,986
469	Apollo Global Management Inc	18,990
841	Assured Guaranty Ltd	25,003
1,014	AXA SA	18,025
600	BancorpSouth Bank	13,134
2,826	Bank of America Corp	67,965
262	Blackstone Group Inc Class A	13,687
141	Boston Properties Inc REIT	13,702
581	Bryn Mawr Bank Corp	16,916
192	Capital One Financial Corp	12,434
350	Carolina Financial Corp	11,840
502	Cathay General Bancorp	14,016
845	CenterState Bank Corp	14,695
1,438	Charles Schwab Corp	54,241
1,387	Citigroup Inc	67,353
536	CubeSmart REIT	13,507
1,047	CVB Financial Corp	21,762
231	CyrusOne Inc REIT	16,205
664	Employers Holdings Inc	20,166
42	Equinix Inc REIT	28,358
438	Essential Properties Realty Trust Inc REIT	6,434
243	Federal Agricultural Mortgage Corp Class C	16,191
519	First American Financial Corp	23,936
804	First Financial Bancorp	12,366
681	Gaming and Leisure Properties Inc REIT	19,231
149	Goldman Sachs Group Inc	27,330
1,133	Home BancShares Inc	17,369
694	JPMorgan Chase & Co	66,457
827	KeyCorp	9,635
248	Mastercard Inc Class A	68,193
566	Meta Financial Group Inc	10,426
1,083	MFA Financial Inc REIT	1,895
190	Morgan Stanley	7,492
415	National Retail Properties Inc REIT	13,546
1,064	OceanFirst Financial Corp	17,928
558	PacWest Bancorp	11,294
356	Pinnacle Financial Partners Inc	14,329
262	PNC Financial Services Group Inc	27,948
608	Popular Inc	23,463
385	ProAssurance Corp	8,235
403	Prosperity Bancshares Inc	24,152

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Financial — (continued)
1,252	Radian Group Inc	$ 18,755
975	Retail Opportunity Investments Corp REIT	9,462
679	Rexford Industrial Realty Inc REIT	27,649
164	Signature Bank	17,578
565	STAG Industrial Inc REIT	14,831
286	State Street Corp	18,029
380	Stifel Financial Corp	16,826
678	TCF Financial Corp	20,130
787	Triumph Bancorp Inc(a)	21,808
521	Wells Fargo & Co	15,135
549	Wintrust Financial Corp	23,003
		1,197,449
Industrial — 7.26%
361	Advanced Energy Industries Inc(a)	20,072
524	AECOM (a)	19,000
573	Aerojet Rocketdyne Holdings Inc(a)	23,573
245	Alamo Group Inc	24,118
590	Altra Industrial Motion Corp	16,467
124	American Woodmark Corp(a)	6,375
108	Amphenol Corp Class A	9,532
680	Arcosa Inc	25,344
245	Armstrong World Industries Inc	18,885
322	BWX Technologies Inc	17,085
283	Clean Harbors Inc(a)	15,121
538	Columbus McKinnon Corp	14,569
838	CRH PLC	25,424
242	Eaton Corp PLC	20,207
367	Fortune Brands Home & Security Inc	17,689
362	frontdoor Inc(a)	14,013
529	General Electric Co	3,597
786	GrafTech International Ltd(b)	6,382
1,274	Harsco Corp(a)	12,715
224	Haynes International Inc	4,950
243	Honeywell International Inc	34,482
133	John Bean Technologies Corp	10,206
703	Johnson Controls International PLC	20,464
247	Kadant Inc	20,770
607	Kimball Electronics Inc(a)	8,207
314	Kirby Corp(a)	16,774
192	Littelfuse Inc	27,886
802	MDU Resources Group Inc	18,013
293	National Instruments Corp	11,257
186	Norfolk Southern Corp	31,825
156	Northrop Grumman Corp	51,584
91	Old Dominion Freight Line Inc	13,221
532	Raven Industries Inc	11,848
396	Raytheon Technologies Corp	25,665
209	Rockwell Automation Inc	39,601
68	Roper Technologies Inc	23,190
3	TransDigm Group Inc	1,089
1,259	TTM Technologies Inc(a)	14,592
Shares		Fair Value
Industrial — (continued)
210	Union Pacific Corp	$ 33,556
425	Universal Forest Products Inc	17,476
1,566	Vertiv Holdings Co(a)	16,584
		763,408
Technology — 9.91%
417	ACI Worldwide Inc(a)	11,426
365	Activision Blizzard Inc	23,261
1,143	Advanced Micro Devices Inc(a)	59,882
600	Apple Inc	176,280
127	ASML Holding NV	36,631
111	Atlassian Corp PLC Class A(a)	17,259
416	CSG Systems International Inc	20,209
423	Digi International Inc(a)	4,801
841	Donnelley Financial Solutions Inc(a)	6,123
44	DXC Technology Co	798
311	Fidelity National Information Services Inc	41,018
735	Genpact Ltd	25,306
405	Intel Corp	24,292
67	Lam Research Corp	17,104
1,297	Microsoft Corp	232,435
40	MSCI Inc Class A	13,080
207	NVIDIA Corp	60,502
121	NXP Semiconductors NV	12,048
692	Perspecta Inc	14,926
539	QUALCOMM Inc	42,403
63	salesforce.com Inc(a)	10,203
77	ServiceNow Inc(a)	27,069
209	SS&C Technologies Holdings Inc	11,528
241	Synopsys Inc(a)	37,866
490	Texas Instruments Inc	56,874
931	Tower Semiconductor Ltd(a)	17,908
993	Unisys Corp(a)	12,502
89	Veeva Systems Inc Class A(a)	16,981
260	Verint Systems Inc(a)	11,112
		1,041,827
Utilities — 2.04%
415	ALLETE Inc	23,887
262	Ameren Corp	19,061
439	American Electric Power Co Inc	36,485
866	Exelon Corp	32,111
382	NorthWestern Corp	22,038
1,934	NRG Energy Inc	64,847
786	Vistra Energy Corp	15,359
		213,788
TOTAL COMMON STOCK — 64.25% (Cost $6,927,635)		$ 6,752,542

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.15%
13	Danaher Corp 4.75%	$ 15,510
Industrial — 0.02%
27	Stanley Black & Decker Inc 5.25%	2,106
TOTAL CONVERTIBLE PREFERRED STOCK — 0.17% (Cost $16,315)		$ 17,616
EXCHANGE TRADED FUNDS
718	iShares Core S&P 500® ETF	209,053
470	iShares Russell 1000 Value ETF	51,827
216	Vanguard Russell 2000 ETF(b)	22,671

TOTAL EXCHANGE TRADED FUNDS — 2.70% (Cost $288,779)		$ 283,551
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.90%
$22,495	Undivided interest of 1.61% in a repurchase agreement (principal amount/value $1,399,721 with a maturity value of $1,399,722) with HSBC Securities (USA) Inc, 0.03%, dated 4/30/20 to be repurchased at $22,495 on 5/1/20 collateralized by Government National Mortgage Association securities, 2.45% - 5.00%, 2/20/49 - 4/15/55, with a value of $1,427,715.(c)	22,495
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$72,219	Undivided interest of 69.71% in a repurchase agreement (principal amount/value $103,597 with a maturity value of $103,597) with Morgan Stanley & Co LLC, 0.02%, dated 4/30/20 to be repurchased at $72,219 on 5/1/20 collateralized by U.S. Treasury securities, 0.00% - 6.13%, 9/8/20 - 5/15/40, with a value of $105,669.(c)	$ 72,219
TOTAL SHORT TERM INVESTMENTS — 0.90% (Cost $94,714)		$ 94,714
TOTAL INVESTMENTS — 68.02% (Cost $7,327,443)		$ 7,148,423
OTHER ASSETS & LIABILITIES, NET — 31.98%		$ 3,360,986
TOTAL NET ASSETS — 100.00%		$10,509,409

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at April 30, 2020.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
At April 30, 2020, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation
S&P 500® Emini Long Futures	22	USD	3,192,640	June 2020	$503,997
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2020
At April 30, 2020, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	USD	22,363	GBP	17,300	June 17, 2020	$570
CIT	USD	13,703	GBP	10,600	June 17, 2020	350
GS	USD	8,403	GBP	6,500	June 17, 2020	215
HSB	USD	29,300	EUR	26,500	June 17, 2020	233
HSB	USD	6,150	GBP	5,000	June 17, 2020	(149)
JPM	USD	13,318	EUR	11,900	June 17, 2020	266
JPM	USD	4,137	GBP	3,200	June 17, 2020	106
RBS	USD	6,205	GBP	4,800	June 17, 2020	159
SSB	USD	15,829	EUR	14,100	June 17, 2020	363
UBS	EUR	6,200	USD	6,640	June 17, 2020	161
WES	GBP	9,400	USD	10,950	June 17, 2020	891
					Net Appreciation	$3,165
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
RBS	Royal Bank of Scotland
SSB	State Street Bank
UBS	UBS AG
WES	Westpac Banking
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2020
Great-West Core Strategies: U.S. Equity Fund
ASSETS:
Investments in securities, fair value (including $90,207 of securities on loan)(a)	$7,053,709
Repurchase agreements, fair value(b)	94,714
Cash	2,538,240
Cash pledged on futures contracts	1,056,660
Dividends receivable	4,526
Receivable for investments sold	45,514
Unrealized appreciation on forward foreign currency contracts	3,314
Total Assets	10,796,677
LIABILITIES:
Payable for director fees	3,199
Payable for distribution fees	117
Payable for investments purchased	86,934
Payable for other accrued fees	59,449
Payable for shareholder services fees	171
Payable upon return of securities loaned	94,714
Redemptions payable	75
Unrealized depreciation on forward foreign currency contracts	149
Variation margin on futures contracts	42,460
Total Liabilities	287,268
NET ASSETS	$10,509,409
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$107,851
Paid-in capital in excess of par	10,871,141
Undistributed/accumulated deficit	(469,583)
NET ASSETS	$10,509,409
NET ASSETS BY CLASS
Class L	$638,552
Institutional Class	$9,870,857
CAPITAL STOCK:
Authorized
Class L	20,000,000
Institutional Class	25,000,000
Issued and Outstanding
Class L	69,576
Institutional Class	1,008,938
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Class L	$9.18
Institutional Class	$9.78
(a) Cost of investments	$7,232,729
(b) Cost of repurchase agreements	$94,714
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2020
Great-West Core Strategies: U.S. Equity Fund
INVESTMENT INCOME:
Income from securities lending	$1,619
Dividends	142,612
Foreign withholding tax	(312)
Total Income	143,919
EXPENSES:
Management fees	47,416
Shareholder services fees – Class L	2,976
Audit and tax fees	24,069
Custodian fees	16,452
Director's fees	18,404
Distribution fees – Class L	2,126
Legal fees	6,135
Pricing fees	769
Registration fees	53,383
Transfer agent fees	6,660
Other fees	1,281
Total Expenses	179,671
Less amount waived by investment adviser	119,261
Less amount waived by distributor - Class L	27
Net Expenses	60,383
NET INVESTMENT INCOME	83,536
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(53,775)
Net realized loss on futures contracts	(532,406)
Net realized gain on forward foreign currency contracts	2,284
Net Realized Loss	(583,897)
Net change in unrealized depreciation on investments and foreign currency translations	(595,169)
Net change in unrealized appreciation on futures contracts	378,124
Net change in unrealized appreciation on forward foreign currency contracts	2,209
Net Change in Unrealized Depreciation	(214,836)
Net Realized and Unrealized Loss	(798,733)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(715,197)
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2020 and April 30, 2019
Great-West Core Strategies: U.S. Equity Fund	2020	2019 (a)
OPERATIONS:
Net investment income	$83,536	$49,887
Net realized loss	(583,897)	(79,507)
Net change in unrealized appreciation (depreciation)	(214,836)	542,978
Net Increase (Decrease) in Net Assets Resulting from Operations	(715,197)	513,358
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Class L	(32,945)	(1,647)
Institutional Class	(185,599)	(47,553)
From Net Investment Income and Net Realized Gains	(218,544)	(49,200)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Class L	1,832,458	217,190
Institutional Class	2,769,116	7,625,573
Shares issued in reinvestment of distributions
Class L	32,945	1,647
Institutional Class	185,599	47,553
Shares redeemed
Class L	(1,132,830)	-
Institutional Class	(540,974)	(59,285)
Net Increase in Net Assets Resulting from Capital Share Transactions	3,146,314	7,832,678
Total Increase in Net Assets	2,212,573	8,296,836
NET ASSETS:
Beginning of year	8,296,836	0
End of year	$10,509,409	$8,296,836
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Class L	183,902	23,306
Institutional Class	271,615	775,955
Shares issued in reinvestment of distributions
Class L	3,137	172
Institutional Class	16,631	5,299
Shares redeemed
Class L	(140,941)	-
Institutional Class	(54,463)	(6,099)
Net Increase	279,881	798,633
(a) Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Class L
04/30/2020	$ 9.84	0.04	(0.49)	(0.45)	(0.05)	(0.16)	(0.21)	$ 9.18	(4.85%)
04/30/2019 (c)	$10.00	0.00 (d)	(0.05)	(0.05)	(0.11)	-	(0.11)	$ 9.84	(0.38%) (e)
Institutional Class
04/30/2020	$10.41	0.09	(0.52)	(0.43)	(0.04)	(0.16)	(0.20)	$ 9.78	(4.34%)
04/30/2019 (f)	$10.00	0.07	0.41	0.48	(0.07)	-	(0.07)	$10.41	4.89% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Class L
04/30/2020	$ 639	4.96%	1.15%	0.36%	65%
04/30/2019 (c)	$ 231	36.98% (h)	1.13% (h)	0.07% (h)	34% (e)
Institutional Class
04/30/2020	$9,871	1.49%	0.55%	0.87%	65%
04/30/2019 (f)	$8,066	2.20% (h)	0.55% (h)	0.89% (h)	34% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Class L inception date was September 10, 2018.
(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Core Strategies: U.S. Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Class L and Institutional Class; the Investor Class has not yet been capitalized.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities, including Exchange Traded Funds, based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - April 30, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Exchange Traded Funds	Exchange traded close price.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Annual Report - April 30, 2020

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 6,678,384	$ 74,158	$ —	$ 6,752,542
Convertible Preferred Stock	—	17,616	—	17,616
Exchange Traded Funds	283,551	—	—	283,551
Short Term Investments	—	94,714	—	94,714
Total investments, at fair value:	6,961,935	186,488	0	7,148,423
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	3,314	—	3,314
Futures Contracts(a)	503,997	—	—	503,997
Total Assets	$ 7,465,932	$ 189,802	$ 0	$ 7,655,734
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(149)	—	(149)
Total Liabilities	$ 0	$ (149)	$ 0	$ (149)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from the trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.

Annual Report - April 30, 2020

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended April 30, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$47,335	$49,200
Long-term capital gain	171,209	-
	$218,544	$49,200
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$116,487
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	(308,999)
Net unrealized depreciation	(277,071)
Tax composition of capital	$(469,583)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(308,999)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2020 were as follows:
Federal tax cost of investments	$7,932,656
Gross unrealized appreciation on investments	838,895
Gross unrealized depreciation on investments	(1,115,966)
Net unrealized depreciation on investments	$(277,071)

Annual Report - April 30, 2020

2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 18 futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

Annual Report - April 30, 2020

Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $76,699 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of April 30, 2020 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$503,997 (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 3,314	Unrealized depreciation on forward foreign currency contracts	$(149)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended April 30, 2020 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Equity contracts (futures contracts)	Net realized loss on futures contracts	$(532,406)	Net change in unrealized appreciation on futures contracts	$378,124
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 2,284	Net change in unrealized appreciation on forward foreign currency contracts	$ 2,209
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at April 30, 2020.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$3,314	$—	$—	$—	$3,314
Derivative Liabilities (forward contracts)	$ (149)	$—	$—	$—	$ (149)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to futures contracts is excluded from these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.47% of the Fund’s average daily net assets up to $1 billion dollars, 0.42% of the Fund’s average daily net assets over $1 billion dollars and 0.37% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

Annual Report - April 30, 2020

The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2020, the amounts available for recoupment were as follows:
Expires April 30, 2022	Expires April 30, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$116,101	$119,261	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Irish Life Investment Managers Limited, an affiliate of the Adviser and GWL&A, Putnam Investment Management, LLC, an affiliate of the Adviser and GWL&A, J.P. Morgan Investment Management Inc., and Loomis, Sayles & Company L.P. (the Sub-Advisers). The Adviser is responsible for compensating the Sub-Advisers for their services.
Effective April 29, 2020, Great-West Funds entered into a Shareholder Services Agreement with Empower Retirement, LLC (“Empower”), an affiliate of Great-West Capital Management, LLC ("GWCM") and subsidiary of GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $1,092,750 for the fiscal year ended April 30, 2020.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $6,057,887 and $4,543,631, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the

Annual Report - April 30, 2020

amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2020, the Fund had securities on loan valued at $90,207 and received collateral as reported on the Statement of Assets and Liabilities of $94,714 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of April 30, 2020. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Common Stocks	$71,018
Exchange Traded Funds	23,696
Total secured borrowings	$94,714
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to April 30, 2020, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - April 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: U.S. Equity Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of April 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 18, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2020, 77% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 21, 2020 (the “April Meeting”), approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies: U.S. Equity Fund (the “Fund”), and (ii) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Adviser(s)
Great-West Core Strategies: U.S. Equity Fund	Irish Life Investment Managers Limited (“ILIM”)
J.P. Morgan Investment Management Inc. (“JPMIM”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Putnam Investment Management, LLC (“Putnam”)
(GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). Each of ILIM and Putnam is an affiliate of GWCM and GWL&A.)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers—including, in this case, each of ILIM, JPMIM, Loomis Sayles and Putnam. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. GWCM is responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 10, 2020 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and other series of the Company.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year.

In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted in their deliberations by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Advisers (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management teams responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the conversion to an industry-leading portfolio and risk analytics tool and the anticipated implementation of a new trade order management and compliance tool, as well as updates to the investment accounting application, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively.
Consideration was also given to the fact that the Board meets with representatives of each Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. In this regard, the Board took into account GWCM’s communications with the Board in light of recent market volatility amidst the coronavirus pandemic.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and each Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board noted that the Fund commenced operations on June 25, 2018 (with respect to the Fund’s Institutional Class shares), and given the limited operating period, the Board reviewed performance information for the Fund’s Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one-year period ended December 31, 2019. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that, as to the one-year period ended December 31, 2019, the Fund underperformed its benchmark index but outperformed its performance universe median, ranking in the second quintile of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers).
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered each Sub-Adviser’s investment process, the organization and experience of its investment personnel and its portfolio risk controls, as well as its performance attribution commentary. Also considered by the Board was GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance.

The Board determined that it was satisfied with the oversight of and information provided regarding the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and each Sub-Adviser from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2021.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of the Fund, as to its Institutional Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that the Fund’s Contractual Management Fee and total annual operating expense ratio was lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses).
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers to similar other funds of the Company managed by GWCM and the Sub-Adviser, as applicable, and/or standard institutional fee schedules for the relevant investment strategy. With respect to each of JPMIM, Loomis Sayles and Putnam, the Board noted that the information provided included the Sub-Adviser’s standard fee schedule for an institutional separately managed account managed with an investment strategy similar to that used for its allocated portion of the Fund’s portfolio and the fees charged for one or more similar retail mutual funds managed by the Sub-Adviser. As applicable, the Board noted explanations provided for any differences in fee schedules, such as applicable legal, governance and capital structures, historical pricing arrangements, account sizes, and the totality of client relationship, as well as differences in risks assumed and services provided as between the Fund and other types of accounts.
Although not identified specifically as accounts or products comparable to the Fund, the Board noted that the information provided by ILIM included the fees it charged to GWCM for the other series of the Company sub-advised by ILIM, including other equity index funds and an international equity fund (as to a sleeve of the fund) (collectively, the “ILIM Sub-Advised Funds”). The Board also noted ILIM’s statement that the sub-advisory fee charged to GWCM for the Fund is consistent with pricing for mandates of similar size and services. Taking into account all of the foregoing, the Board noted that the fees charged were consistent or competitive with those charged to the other funds or accounts and GWCM, as applicable.
The Board further considered the overall financial soundness of, and the profits estimated to be realized by, GWCM and each of the Sub-Advisers. For this purpose, the Board reviewed the financial statements and profitability information from GWCM and each of the Sub-Advisers. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. The Board also noted that each of JPMIM, Loomis Sayles and Putnam provided an estimate of the profitability realized from its sub-advisory relationship with the Fund, while ILIM’s profitability was based on its aggregate profitability for providing sub-advisory services to the ILIM Sub-Advised Funds (i.e., including the Fund). Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and the Sub-Advisers were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation, the Board noted that both the management fee schedule and the sub-advisory fee schedules contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. As the Board considered the foregoing, including instances in which the breakpoints in the applicable sub-advisory fee schedule take effect at lower asset levels than for the management fee, the Board took into account that the sub-advisory fee under each Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement. The Board also recalled its observation that the Contractual Management Fee for the Fund was lower than the median contractual management fee of its peer group. Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that each of ILIM, Loomis Sayles and Putnam may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers. The Board also noted instances in which a Sub-Adviser indicated that the Fund’s performance record forms part of the Sub-Adviser’s overall performance results or a Sub-Adviser otherwise derives a reputational benefit from its relationship to the Fund and, therefore, a Sub-Adviser may gain or enhance its exposure to prospective advisory clients. As to JPMIM, the Board noted the Sub-Adviser’s statement that it is aware of no direct or indirect benefits that have been derived from its relationship to the Fund.
The Board also noted where services were provided or proposed to be provided to the Fund by affiliates of GWCM, ILIM and Putnam, including, in particular, the various recordkeeping, administrative and shareholder services to be provided by Empower Retirement, LLC (“Empower”) pursuant to a new shareholder services agreement, effective April 29, 2020. GWL&A, the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015. At the April Meeting, the Board, including the Independent Directors, considered and—after taking into account, among other things, the fee proposed to be paid to Empower—approved the new shareholder services agreement in connection with an internal restructuring of the business and employees of GWL&A and Empower. In addition to the foregoing arrangements, the Board took into account the fact that the Fund is offered as an investment option in a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors. The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Advisers, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, GWL&A; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting & Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with GWCM.

*** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to the relationship. Mr. Hudner has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West Core Strategies: International Equity Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "Code of Ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $116,940 for fiscal year 2019 and $1,122,930 for fiscal year 2020.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)  A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:June 18, 2020